UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2005

PETROLEUM HELICOPTERS, INC.

(Exact Name of Registrant as Specified in Charter)

Louisiana (State or Other Jurisdiction of Incorporation)	0-9287 (Commission File Number)	72-0395707 (IRS Employer Identification No.)

2001 SE Evangeline Thruway
Lafayette, LA 70508
(Address of Principal Executive Offices)

(800) 235-2452
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On June 15, 2005, Petroleum Helicopters, Inc. issued a press release announcing that it received a subpoena from the United States Department of Justice relating to a grand jury investigation of potential antitrust violations among providers of helicopter transportation services in the Gulf of Mexico. It is the Company’s understanding that the subpoena was issued in connection with a broader industry inquiry and that several other providers of helicopter services have received similar subpoenas. The subpoena requests the production of documents by the Company related to the potential antitrust violations. The Company intends to cooperate fully with the investigation and is currently in the process of producing the requested information. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press Release of Petroleum Helicopters, Inc. dated June 15, 2005

[Remainder of Page Intentionally Left Blank]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM HELICOPTERS, INC.
Date: June 16, 2005	By:	/s/ Michael J. McCann
Michael J. McCann
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Petroleum Helicopters, Inc. dated June 15, 2005